Exhibit 10.11


                             SUBSCRIPTION AGREEMENT
                             ----------------------


     Subscription  Agreement,  dated as of _________,  1996,  between Ripe Touch
Greenhouses,    Inc.,   a   Delaware    corporation    (the    "Company")    and
________________________________ (the "Purchaser").

     WHEREAS, the Purchaser desires to subscribe for, and the Company desires to issue to the Purchaser, Bridge Units (the "Units") consisting of $25,000 principal amount of promissory notes (the "Notes"), substantially in the form attached hereto as Exhibit A, and 5,000 of shares of common stock, par value $.001 per share (the "Common Stock") of the Company (the "Shares"), all upon the terms and conditions set forth in this Agreement;

     NOW, THEREFORE, in consideration of the foregoing and of the mutual premises, covenants, representations and warranties herein contained, it is hereby agreed as follows:

     1.          Subscription Price; Issuance.
                 ----------------------------

     In reliance on the representations and warranties contained herein and subject to the terms and conditions hereof, the Purchaser hereby subscribes for
___ Units and concurrently with delivery hereof has paid to the Company an amount equal to $25,000 per Unit or $__________ in the aggregate, in immediately available funds upon the execution and delivery of this Agreement, and the Company will issue upon the closing as contemplated by the Memorandum (as hereinafter defined) to the Purchaser a Note in the principal amount of $25,000 with respect to each such Unit and 5,000 Shares with respect to each such Unit.

     2. Representations and Warranties of the Company.
        ---------------------------------------------

     The Company represents and warrants to the Purchaser as follows:

               2.1.  Corporate Status.
                     ----------------

               The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware with full corporate power and authority to carry on its business as now conducted.

               2.2.  Authority of Agreement.
                     ----------------------

               The Company has the power and authority to execute and deliver this Agreement and to carry out its obligations hereunder. The execution, delivery and performance by the Company of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Company and this Agreement constitutes the valid and legally binding obligation of the Company enforceable against the Company in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other laws affecting the enforcement of creditors' rights generally now or hereafter in effect and subject to the application of equitable principles and the availability of equitable remedies. The Company has reserved from its authorized but unissued shares of Common Stock such number of shares as shall be deliverable to the Purchaser upon the Closing of the units subscribed for hereby.

               2.3.  No Conflicts.
                     ------------

                The execution, delivery and performance of this Agreement and the other instruments and agreements to be executed, delivered and performed by the Company pursuant hereto and the consummation of the transactions contemplated hereby and thereby by the Company do not and will not with or without the giving of notice or the passage of time or both, violate or conflict with or result in a breach or termination of any provision of, or constitute a default under, the Certificate of Incorporation or the By-Laws of the Company or any order, judgment, decree, statute, regulation, contract, agreement or any other restriction of any kind or description to which the Company or its assets may be bound or subject.

               2.4  Fully Paid and Non-Assessable
                    -----------------------------

               Upon issuance of the Shares and payment therefor pursuant to the terms hereof, each share of Common Stock shall be validly issued, fully paid and non-assessable.

     3. Representations and Warranties of the Purchaser.
        -----------------------------------------------

     The Purchaser represents and warrants to the Company as follows:

               3.1.  Status.
                     ------

               If the Purchaser is a corporation or other entity, the Purchaser is a corporation or other entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full power and authority to execute, deliver and perform its obligations under this Agreement. If the Purchaser is an individual, the Purchaser has legal capacity to execute, deliver and perform his or her obligations under this Agreement.

               3.2 Authority for Agreements.
                   ------------------------

               The Purchaser has the power and authority to execute and deliver this Agreement and to carry out its obligations hereunder. The execution, delivery and performance by the Purchaser of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Purchaser and this Agreement constitutes the valid and legally binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other laws affecting the enforcement of creditors' rights generally now or hereafter in effect and subject to the application of equitable principles and the availability of equitable remedies.

               3.3.  No Conflicts.
                     ------------

               The execution, delivery and performance of this Agreement and the other instruments and agreements to be executed, delivered and performed by the Purchaser pursuant hereto and the consummation of the transactions contemplated hereby and thereby by the Purchaser do not and will not with or without the giving of notice or the passage of time or both, violate or conflict with or result in a breach or termination of any provision of, or constitute a default under, the Certificate of Incorporation or the By-Laws of the Purchaser (if the Purchaser is a corporation), any other organizational instrument (if the Purchaser is a legal entity other than a corporation) or any order, judgment, decree, statute, regulation, contract, agreement or any other restriction of any kind or description to which the Purchaser is a party or by which the Purchaser may be bound.

               3.4.  Investor Representations and Acknowledgements.
                     ---------------------------------------------

          (a) The Purchaser is acquiring the Units for the Purchaser's own account for investment only and not as nominee or agent and not with a view to, or for sale in connection with, a distribution of the Units or its components and with no present intention of selling, transferring, granting a participation in or otherwise distributing, the Units or such components, all within the meaning of the Securities Act of 1933, as amended, and the rules and regulations thereunder (the "Securities Act") and any applicable state, securities or blue-sky laws.

          (b) The Purchaser is not a party or subject to or bound by any contract, undertaking, agreement or arrangement with any person to sell, transfer or pledge the Units or any part thereof to any person, and has no present intention to enter into such a contract, undertaking, agreement or arrangement.

          (c) The Purchaser acknowledges to the Company that:

               (i) The Company has advised the Purchaser that the Units and their components have not been registered under the Securities Act or under the laws of any state on the basis that the issuance thereof contemplated by this Agreement is exempt from such registration;

               (ii) The Company's reliance on the availability of such exemption is, in part, based upon the accuracy and truthfulness of the Purchaser's representations contained herein;

               (iii) The Units and their components cannot be resold without registration or an exemption under the Securities Act and such state securities laws, and that certificates representing the Common Stock will bear a restrictive legend to such effect;

               (iv) The Purchaser has evaluated the merits and risks of purchasing the Units, and has such knowledge and experience in financial and business matters that the Purchaser is capable of evaluating the merits and risks of such purchase, is aware of and has considered the financial risks and financial hazards of purchasing the Units, and is able to bear the economic risk of purchasing the Units, including the possibility of a complete loss with respect thereto;

          (v) The Purchaser has had access to such information regarding the business and finances of the Company, including without limitation, the Company's audited and unaudited financial statements included in the disclosure documents delivered by the Company to the Purchaser, and has been provided the opportunity to discuss with the Company's management the business, affairs and financial condition of the Company and such other matters with respect to the Company as would concern a reasonable person considering the transactions contemplated by this Agreement and/or concerned with the operation of the Company;

          (vi) The Purchaser hereby covenants and agrees that Purchaser shall not directly or indirectly, offer, offer to sell, contract to sell, pledge, hypothecate, grant any option to purchase or otherwise dispose or transfer (or announce any offer, offer of sale, sale, contract of sale, grant of any option to purchase or other disposition or transfer), or agree to do any of the foregoing, with respect to the Units and/or Shares, without the prior written consent of Millenium Securities, Corp., for a period of up to twelve (12) months after an initial public offering of Common Stock of the Company, even if such Units or Shares are registered in such initial public offering. The certificates representing the Units, Notes and the Shares will bear a restrictive legend to such effect;

          (vii) All the information which is set forth with respect to the Purchaser in the Qualified Purchaser Questionnaire executed by the Purchaser, all of which are incorporated herein by this reference, and all of the Purchaser's representations and warranties set forth herein are correct and complete as of the date of this Agreement, shall be true and correct as of the closing of the transaction contemplated by this Agreement, shall survive such closing and if there should be any material change in such information prior to the sale to the Purchaser of the Units the Purchaser will immediately furnish such revised or corrected information to the Company; and

          (viii) Additional Representations and Warranties of Accredited Investors. The Purchaser, by initialing the applicable paragraph below (a) through (g) hereby represents and warrants that the Purchaser is an "Accredited Investor", because the Purchaser comes within one or more of the enumerated categories. The Purchaser has reviewed the Investor Suitability Standards attached as Annex A hereto and confirms it is an "Accredited Investor" as indicated below. Place your initials in the space provided in the beginning of each applicable paragraph, thereby representing and warranting as to the applicability to the Purchaser of the initialed paragraph or paragraphs:

          [ ] (a) any individual Purchaser whose net worth, or joint net worth with that person's spouse at the time of his purchase, exceeds $1,000,000 (including any individual participant of a Keogh Plan, IRA or IRA Rollover Purchaser);

          [ ] (b) any individual Purchaser who had an income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and who reasonably expects an income in excess of the same income level in the current year (including any individual participant of a Keogh Plan, IRA or IRA Rollover Purchaser);

          [ ] (c) any corporation or partnership not formed for the specific purpose of making an investment in the Common Stock, with total assets in excess of $5,000,000;

          [ ] (d) any trust, which is not formed for the specific purpose of investing in the Common Stock, with total assets in excess of $5,000,000, whose purchase is directed by a sophisticated person, as such term is defined in Rule 506(b) of Regulation D under the Securities Act;

          [ ] (e) any ERISA Plan if the investment decision is made by a plan fiduciary, as defined in section 3(21) of ERISA, which is either a bank, insurance company, or registered investment adviser, or the Plan has total assets in excess of $5,000,000;

          [ ] (f) any entity in which all of the equity owners are Accredited Investors under paragraphs (a), (b) or (c) above or any other entity meeting required "Accredited Investor" standards under Rule 501 of Regulation D under the Securities Act and applicable State securities law criteria;

          [ ] (g) other (please explain)

     4.  Registration Rights.
         -------------------

               4.1 IPO Registration. In connection with the purchase of the Units and as an inducement to the Purchaser with respect thereto, the Company hereby covenants and agrees that it shall cause all Shares purchased by the Purchaser pursuant hereto to be registered under the registration statement relating to the Company's initial public offering, as contemplated by the Letter of Intent dated February 2, 1996 between the Company and Millenium Securities, Corp. In addition, the Company does hereby grant certain other registration rights, which rights are set forth in more detail in Section 4.2 hereof and
Section 5.

               4.2 Piggyback Registration Rights. The Company further covenants and agrees that if, at any time following the date hereof, the Company proposes to file a registration statement with respect to the public offering of any class of security (other than in connection with a merger or acquisition on Form S-4 or successor form or in connection with an employee benefit plan on Form S-8 or successor form) under the Securities Act in a primary registration on behalf of the Company and/or in a secondary registration on behalf of holders of such securities (other than the Shares) and the registration form to be used may be used for registration of the Shares, the Company will give prompt written notice (which shall be at least thirty (30) days prior to the proposed date of such filing) to the holders of the Shares (the "Holders") at the addresses appearing on the records of the Company of its intention to file a registration statement and will offer to include in such registration to the maximum extent possible, subject to paragraph (a) and (b) below of this Section 4.2, such number of Shares with respect to which the Company has received written requests for inclusion therein within ten (10) days after the giving of the Company's aforementioned notice. The registration requested pursuant to this Section 4.2 is referred to herein as a "Piggyback Registration." The Company shall continue to provide these Piggyback Registration rights and shall continue to give notice of any such registrations to the Holders until such time as all of the Shares shall have been registered under the Act.

     (a) Priority on Primary Registrations. If the Piggyback Registration applies to an underwritten primary registration on behalf of the Company and the underwriter(s) of the offering being registered by the Company shall determine in good faith and advise the Company in writing that, in its/their opinion, the number of Shares requested to be included in such registration exceeds the number than can be registered on such registration statement without materially adversely affecting the distribution of such securities by the Company, the Company will include in such registration (i) first, the securities that the Company proposes to sell, (ii) second, the securities purchased by the Purchaser pursuant to this Subscription Agreement and all other purchasers in the same offering (iii) third, the securities issued to Millenium Securities, Corp. in connection with that certain Unit Purchase Option more fully described in that certain Letter of Intent dated February 2, 1996 between the Company and Millenium Securities, Corp. and (iv) fourth, any other securities requested to be included in such registration, apportioned pro rata among the holders of such securities.

     (b) Priority on Secondary Registrations. If the Piggyback Registration applies only to an underwritten secondary registration on behalf of holders of securities of the Company, and the underwriter(s) for such offering being registered by the Company advise(s) the Company in writing that, in its/their opinion, the number of Shares requested to be included in such registration exceeds the number which can be registered on such registration statement without materially adversely affecting the distribution of such securities, the Company will include in such registration (i) first, the securities requested to be included therein by the initial holders requesting such registration, (ii) second, the securities purchased by the Purchaser pursuant to this Subscription Agreement and all other purchasers in the same offering, and (iii) third, any other securities requested to be included in such registration, apportioned pro rata among the holders of such securities.

     (c) Notwithstanding the foregoing, if any such underwriter shall determine in good faith and advise the Company in writing that any distribution of the Shares requested to be included in the registration concurrently with the securities being registered by the Company would materially adversely affect the distribution of such securities by the Company, then the Holders of such Shares shall delay their offering and sale for such period ending on the earliest of
(1) 120 days following the effective date of the Company's registration statement, (2) the day upon which the underwriting syndicate, if any, for such offering shall have been disbanded or, (3) such date as the Company, the managing underwriter of such offering and the Holders shall otherwise agree. In the event of such delay, the Company shall file such supplements, post-effective amendments and take any such other steps as may be necessary to permit such Holders to make his proposed offering and sale for a period of 120 days immediately following the end of such period or delay. If the Purchaser disapproves of the terms of any such underwriting, the Purchaser may elect to withdraw therefrom by written notice to the Company.

5.  Company's Obligations for Registrations.
    ---------------------------------------

               5.1 Costs and Expenses. The Company shall pay all costs (excluding expenses of counsel to the Holders and underwriting, dealers or selling commissions, which shall be borne by the Holders), fees and expenses in connection with any registration statement filed pursuant to Section 4 hereof including, without limitation, the Company's legal and accounting fees, printing expenses, blue sky fees and expenses. If the Company shall fail to comply with the provisions of Section 4 hereof, the Company shall, in addition to any other equitable or other non-monetary relief available to the Holders, be liable for any or all incidental, special and consequential damages due to loss of profit sustained by the Holders as a result of such failure.

               5.2 Blue Sky Laws. The Company will take all necessary action which may be required in qualifying or registering the Shares included in a registration statement for offer and sale under the securities or blue sky laws of such states as reasonably are requested by the Holder(s); provided, that the Company shall not be obligated to execute or file any general consent to service of process or to qualify as a foreign corporation to do business under the laws of any such jurisdiction; provided, further, that the Company shall not be obligated to qualify or register the Shares in any state where the Company's shares are not already qualified or registered for offer and sale as of the effective date of the Company's initial public offering contemplated by that certain Letter of Intent dated February 2, 1996 between the Company and Millenium Securities, Corp.

               5.3 Indemnification of Holders. The Company shall indemnify the Holder(s) of the Shares to be sold pursuant to any registration statement and each person, if any, who controls such Holders within the meaning of Section 15 of the Securities Act or Section 20(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), against all loss, claim, damage, expense or liability (including all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which any of them may become subject under the Securities Act, the Exchange Act or otherwise, arising from such registration statement; provided, however, that the Company shall not be required to indemnify the Holders for any loss, claim, damage, expense or liability arising from any misstatement or omission of a material fact which is based on information furnished in writing by or on behalf of such Holders, or their successors or assigns, for inclusion in the registration statement. In addition, the Company shall not be obligated to indemnify the Holders for any loss, claims, damage, expense or liability arising from any misstatement or omission of a material fact where the Company shall have timely delivered to the Holders amendments or supplements of a registration statement or prospectus which correct such misstatement or omission of a material fact and the Holders fail to utilize such amendment or supplement in the offer and sale of the Shares.

               5.4 Indemnification of the Company. The Holders(s) of the Shares to be sold pursuant to a registration statement, and their successors and assigns, shall severally, and not jointly, indemnify the Company, its officers and directors and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, against all loss, claim, damage, expense or liability (including all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which they may become subject under the Securities Act, the Exchange Act or otherwise, arising from information furnished in writing by or on behalf of such Holders, or their successors or assigns, for inclusion in such registration statement.

               5.5 Deliveries. The Company shall furnish to each Holder participating in the offering and to each underwriter thereof, if any, a signed counterpart, addressed to such Holder or underwriter, of a "cold comfort" letter dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, a letter dated the date of the closing under the underwriting agreement) signed by the independent public accountants who have issued a report on the Company's financial statements included in such registration statement, covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, with respect to events subsequent to the date of such financial statements, as are customarily covered in accountants' letters delivered to underwriters in underwritten public offerings of securities. In addition, in the event that the subject registration is underwritten, the Company shall furnish to each Holder participating in such offering and to each such underwriter thereof, an opinion of counsel to the Company, dated as of the closing date of the public offering covered by such registration statement, covering substantially the same matters with respect to such registration statement (and the Prospectus included therein) as are customarily covered in opinions of issuer's counsel delivered to underwriters in underwritten public offerings of securities.

               5.6 Financial Statements. The Company as soon as practicable, but in any event not later than 45 days after the end of the 12-month period beginning on the day after the end of the fiscal quarter of the Company during which the effective date of the registration statement occurs (90 days in the event that the end of such fiscal quarter is the end of the Company's fiscal year), shall make generally available to its securities holders, in the manner specified in Rule 158(b) under the Securities Act, and to the underwriter, an earnings statement which will be in the detail required by, and will otherwise comply with, the provisions of section 11(a) of the Securities Act and Rule 158(a), which statement need not be audited unless required by the Securities Act, covering a period of at least 12 consecutive months after the effective date of the registration statement.

               5.7 Copies. The Company shall furnish to each Holder of Shares such number of copies of the registration statement, each amendment thereto, the prospectus included in such registration (including each preliminary prospectus) and such other documents as such Holder any reasonably request in order to facilitate the disposition of the Shares owned by such Holder.

               5.8  Underwritten  Piggyback  Offering.  Subject to the Company's
other contractual obligations, the Company shall enter into an underwriting agreement with the managing underwriters reasonably selected for such underwriting by Holders holding a majority of the Shares requested to be included in such underwriting and upon consent of the Company, which consent shall not be unreasonably withheld. Such agreement shall be satisfactory in form and substance to the Company, each Holder and such managing underwriters, and shall contain such representations, warranties and covenants by the Company and such other terms as are customarily contained in agreements of that type used by the managing underwriter. The Company shall deliver promptly to each managing underwriter, if any, of an offering to which Piggyback Registration applies, copies of all correspondence between the Securities and Exchange Commission (the "Commission") and the Company, its counsel or auditors and all memoranda relating to discussions with the Commission or its staff with respect to the registration statement and permit each underwriter to do such investigation, upon reasonable advance notice, with respect to information contained in or omitted from the registration statement as it deems reasonably necessary to comply with applicable securities laws or rules of the National Association of Securities Dealers, Inc. ("NASD"). Such investigation shall include access to books, records and properties and opportunities to discuss the business of the Company with its officers and independent auditors, all to such reasonable extent and at such reasonable times and as often as any such Underwriter shall reasonably request. The Holders shall be parties to any underwriting agreement relating to an underwritten sale of their Shares and may, at their option, require that any or all the representations, warranties and covenants of the Company to or for the benefit of such underwriters shall also be made to and for the benefit of such Holders. Such Holders shall be required to make such representations or warranties as to such Holders to or agreements with the Company or the underwriters as are customary under the circumstances.

     6.     Further Assurances.
            ------------------

               At any time and from time to time after the date hereof, each party shall, without further consideration, execute and deliver to the other such other instruments or documents and shall take such other actions as the other may reasonably request to carry out the transactions contemplated by this Agreement.

     7.     Miscellaneous.
            -------------

     Any party may waive compliance by the other with any of the provisions of this Agreement. No waiver of any provision shall be construed as a waiver of any other provision. Any waiver must be in writing. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. This Agreement may not be modified or amended except in writing signed by both parties hereto. This Agreement may be executed in several counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same instrument. This Agreement shall be governed in all respects, including validity, interpretation and effect, by the laws of the State of Delaware, applicable to contracts made and to be performed in Delaware. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the successors and assigns of the parties hereto. This Agreement shall not be assignable by either party without the prior written consent of the other, such consent not to be unreasonably withheld. The rights and obligations contained in this Agreement are solely for the benefit of the parties hereto and are not intended to benefit or be enforceable by any other party, under the third party beneficiary doctrine or otherwise.

     IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.

                 EXECUTION PAGE FOR SUBSCRIPTION BY INDIVIDUALS
            (not applicable to subscriptions by entities, Individual
                Retirement Accounts, Keogh Plans or ERISA Plans)

TOTAL SUBSCRIPTION AMOUNT $_______________________.

[ ]INDIVIDUAL OWNER               [ ]CUSTODIAN UNDER
  (One signature required below)     Uniform Gifts to Minors Act

[ ]JOINT TENANTS WITH RIGHT        ______________________________________
  OF SURVIVORSHIP                 (Insert applicable state)
  (All tenants must sign below)   (Custodian must sign below)

[ ]TENANTS IN COMMON              [ ]COMMUNITY PROPERTY
  (All tenants must sign below)      (Both spouses in community property
                                     states must sign below)
Print information as it is to
appear on the Company records.

_______________________________    ______________________________________
(Name of Subscriber)               (Social Security or Taxpayer ID No.)

_______________________________

_______________________________    ______________________________________
(Home Address)                     (Home Telephone)

_______________________________

_______________________________    ____________________________________
(Business Address)                 (Business Telephone)

_______________________________    ____________________________________
(Name of Co-Subscriber)            (Social Security or Taxpayer ID No.)

_______________________________

_______________________________    ____________________________________
(Home Address)                     (Home Telephone)

_______________________________    ____________________________________

______________________________     ____________________________________
(Business Address)                 (Business Telephone)

                                  SIGNATURE(S)
                                  -----------

Dated:______________, 1996.

(1)By:_______________________________  (2)By:___________________________________
  Signature of Authorized Signatory         Signature of Authorized Co-Signatory

  ___________________________________      _____________________________________
  Print Name of Signatory and Title,       Print Name of Co-Signatory and Title,
           if applicable                    if applicable

ACCEPTED AND AGREED:
RIPE TOUCH GREENHOUSES, INC.

   By:___________________________          Dated:___________________, 1996.
     Name:
     Title:

                        (ACKNOWLEDGEMENT FOR INDIVIDUALS)


STATE OF        :
                :    s:
COUNTY OF       :

   On this _____________ day of ___________, 1996, before me, a notary public in and for the state and county aforesaid, personally appeared ___________________________, known to me to be the person(s) whose name(s) is
(are) subscribed to the foregoing Subscription Agreement and acknowledged that he, she or they executed the same.


                                   __________________________________
                                               Notary Public

                   EXECUTION PAGE FOR SUBSCRIPTION BY ENTITIES

TOTAL SUBSCRIPTION AMOUNT $___________________________.

[ ]EMPLOYMENT BENEFIT PLAN OR TRUST (including pension plan, profit sharing plan, other defined contribution plan and SEP)

[ ]IRA, IRA ROLLOVER OR KEOGH PLAN

[ ]TRUST (other than employee benefit trust)

[ ]CORPORATION (Please include certified corporate resolution authorizing signature)

[ ]PARTNERSHIP

[ ]OTHER____________________________________

Print information as it is to appear on the Company records.

________________________________    ____________________________________________
(Name of Subscriber)               (Taxpayer ID Number)

________________________________    ____________________________________________
                                   (Plan number, if applicable)

________________________________    ____________________________________________
(Address)                          (Telephone Number)

________________________________________________________________________________
Name and Taxpayer ID number of sponsor, if applicable

   The undersigned trustee, partner, corporate officer or fiduciary certifies that he or she has full power and authority from all beneficiaries, partners or shareholders of the entity named above to execute this Subscription Agreement on behalf of the entity and to make the representations, warranties and agreements made herein on their behalf and that investment in the Units has been affirmatively authorized by the governing board or body of such entity and is not prohibited by law or the governing documents of the entity.

                                  SIGNATURE(S)
                                  -----------

Dated:__________________, 1996.

By:_______________________________ By:__________________________________________
Signature of Authorized Signatory  Signature of Required Authorized Co-Signatory

__________________________________ _____________________________________________
Print Name of Signatory            Print Name of Required Co-Signatory

__________________________________ _____________________________________________
Print Name of Signatory            Print Title of Required Co-Signatory

ACCEPTED AND AGREED:
RIPE TOUCH GREENHOUSES, INC.

By:_______________________________   Dated:___________________________, 1996
   Name:
   Title:

                         (ACKNOWLEDGEMENT FOR ENTITIES)

STATE OF        :
                : ss:
COUNTY OF       :

   On this ___________ day of _______, 1996, before me personally came _____________________ known to me, who, being by me duly sworn, did depose and say that he or she is the __________ of ___________________________________, the
entity described in and which executed the foregoing Subscription Agreement; that is was so affirmatively authorized by the governing board or body of such entity; and that he or she signed his or her name thereto by like order.


                                        ______________________________
                                                 Notary Public

                                     Annex A
                                     -------

                         INVESTOR SUITABILITY STANDARDS

   A purchase of the Units involves a high degree of risk and is suitable only for persons of substantial financial means who have no need for liquidity in their investments. The offer, offer for sale, and sale of the securities are intended to be exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), pursuant to Regulation D promulgated thereunder ("Regulation D"), and are intended to be exempt from the requirements of applicable state securities laws.

   The Common Stock is being offered and sold only to up to thirty-five (35) "non-accredited investors" and to "accredited investors," as those terms are defined in Regulation D.

   Regulation D defines an "accredited investor" as follows:

   (1) Any bank as defined in section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; any insurance company as defined in section 2(13) of the Securities Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that act; any Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is or either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

     (2) Any private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

     (3) Any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose or acquiring the securities offered, with total assets in excess of $5,000,000;

     (4) Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

     (5) Any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his or her purchase exceeds $1,000,000;

     (6) Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

     (7) Any trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D; and

     (8) Any entity in which all of the equity owners are accredited investors.